Robinhood Markets, Inc. Investor Presentation December 2023 investors.robinhood.com

Disclaimers 2 This Presentation Relates to Robinhood’s Broader Financial and Operating Metrics Disclosures This presentation (the “Presentation”) is intended to provide summary information about the business of Robinhood Markets, Inc. (including its consolidated subsidiaries, “we,” “Robinhood,” or the “Company”) for informational purposes only. The information in this Presentation is not complete, comprehensive, or exhaustive and remains subject to change. This Presentation should be read in conjunction with Robinhood’s filings with the Securities and Exchange Commission (the “SEC”). Hyperlinks to our filings with the SEC can be found on Robinhood’s investor relations website at investors.robinhood.com. Key Performance Metrics This Presentation includes key performance metrics that our management uses to help evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. Our key performance metrics include Net Cumulative Funded Accounts ("NCFA"), Assets Under Custody (“AUC"), Net Deposits, and Average Revenue Per User (“ARPU”). Definitions of performance metrics can be found in the appendix to this Presentation (the “Appendix”). Non-GAAP Financial Measures andWhere to Find Reconciliations to GAAP This Presentation includes financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Our non-GAAP financial measures include adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”), Adjusted EBITDA Margin, and Adjusted Operating Expenses (as defined in the Appendix). Definitions, explanations, and reconciliations to the most comparable GAAP financial measures can be found in the Appendix. Cautionary Note Regarding Forward-Looking Statements This Presentation contains forward-looking statements regarding our expected financial performance and our strategic and operational plans, including (among others) statements regarding our 2023 roadmap; that we are well positioned to continue deploying capital; that we will continue to look to drive growth and shareholder value by allocating capital across organic growth, M&A, and shareholder returns; that we believe we have a significant global opportunity; that we believe we have an opportunity to continue growing and diversifying our revenue; as well as other statements about our FY 2023 financial outlook. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “estimate,” “predict,” “potential” or “continue” or the negative of these words or similar expressions that concern our expectations, strategy, plans or intentions. Our forward-looking statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause our actual future results, performance, or achievements to differ materially from any future results expressed or implied in this Presentation. Reported results should not be considered an indication of future performance. Factors that contribute to the uncertain nature of our forward-looking statements include, among others: our limited operating experience at our current scale; the difficulty of managing our business effectively, including the size of our workforce, and the risk of continued declining or negative growth; the fluctuations in our financial results and key metrics from quarter to quarter; our reliance on transaction-based revenue, including payment for order flow (“PFOF”), and the risk of new regulation or bans on PFOF and similar practices; our exposure to fluctuations in interest rates and rapidly changing interest rate environments; the difficulty of raising additional capital (to provide liquidity needs and support business growth and objectives) on reasonable terms, if at all; the need to maintain capital levels required by regulators and self-regulatory organizations; the risk that we might mishandle the cash, securities, and cryptocurrencies we hold on behalf of customers, and our exposure to liability for processing, operational, or technical errors in clearing functions; the impact of negative publicity on our brand and reputation; the risk that changes in business, economic, or political conditions that impact the global financial markets, or a systemic market event, might harm our business; our dependence on key employees and a skilled workforce; the difficulty of complying with an extensive, complex, and changing regulatory environment and the need to adjust our business model in response to new or modified laws and regulations; the possibility of adverse developments in pending litigation and regulatory investigations; the effects of competition; our need to innovate and invest in new products and services in order to attract and retain customers and deepen their engagement with us in order to maintain growth; our reliance on third parties to perform some key functions and the risk that processing, operational or technological failures could impair the availability or stability of our platform; the risk of cybersecurity incidents, theft, data breaches, and other online attacks; the difficulty of processing customer data in compliance with privacy laws; our need as a regulated financial services company to develop and maintain effective compliance and risk management infrastructures; the volatility of cryptocurrency prices and trading volumes; the risk that our platform and services could be exploited to facilitate illegal payments; and the risk that substantial future sales of Class A common stock in the public market, or the perception that they may occur, could cause the price of our stock to fall. Because some of these risks and uncertainties cannot be predicted or quantified and some are beyond our control, you should not rely on our forward-looking statements as predictions of future events. More information about potential risks and uncertainties that could affect our business and financial results can be found in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as in our other filings with the SEC, all of which are available on the SEC’s web site at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment; new risks and uncertainties may emerge from time to time, and it is not possible for us to predict all risks nor identify all uncertainties. The events and circumstances reflected in our forward-looking statements might not be achieved and actual results could differ materially from those projected in the forward-looking statements. Except as otherwise noted, all forward-looking statements in this Presentation are made as of the date of this Presentation, and are based on information and estimates available to us at this time. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Except as required by law, Robinhood assumes no obligation to update any of the statements in this Presentation whether as a result of any new information, future events, changed circumstances, or otherwise. You should view this Presentation with the understanding that our actual future results, performance, events, and circumstances might be materially different from what we expect. Trademarks “Robinhood” and the Robinhood feather logo are registered trademarks of Robinhood Markets, Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Robinhood at a Glance We offer a comprehensive suite of financial products aimed at addressing all of our customers’ critical financial needs… Founded in 2013, our mission is to democratize finance for all. In 2023, we have focused on: § Deepening relationships with our customers § Becoming the #1 platform for active traders § Expanding internationally As of September 30, 2023 Net Cumulative Funded Accounts (NCFA)1 23.3M Assets Under Custody (AUC) $87B LTM Net Deposit Growth Rate2 27% LTM Total Net Revenues $1.8B LTM Adjusted EBITDA3 $485M Corporate Cash and Investments4 $5.4B Brokerage § Equities § Options § Margin § Gold § Retirement Crypto § Crypto Trading § Robinhood Wallet § Robinhood Connect Money § Credit Card § Cash Card 3 M = Millions. B = Billions. LTM = Last twelve months. (1) Net Cumulative Funded Accounts only includes unique users and does not reflect existing customers opening multiple accounts, including Retirement accounts. Refer to Appendix for full definition. (2) Relative to prior period AUC. Refer to Appendix for full definition and growth rate calculation. (3) Adjusted EBITDA is a non-GAAP financial measure. Refer to Appendix for the reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income (loss). (4) For more information on our investments, see Note - Investments and Fair Value Measurement, to our unaudited condensed consolidated financial statements in our Q3 2023 10-Q.

Robinhood Investment Highlights 1 2 3 5 6 Bold mission and industry-leading innovation have led to 23M+ customer base Robust organic asset growth of ~20% on an annualized basis1 Growing and diversified annual revenues approaching $2B Expense discipline driving operating leverage and increasing Adjusted EBITDA Strong balance sheet and cash generation provide flexibility to deploy capital 4 4 Natural hedges between transaction-based and net interest revenues Note: Figures reflective of performance over the last twelve months ended September 30, 2023. (1) Relative to prior period AUC. Refer to Appendix for full definition and annualized growth rate calculation.

1

Our innovations are democratizing finance

2015 - 2017

Mobile-First, Commission-Free Investing
Pioneered mobile-first, commission-free investing with no account minimums - democratizing access to the US equity markets.

Robinhood Gold
Launched a premium subscription service providing access to larger instant deposits, top-tier research from Morningstar, advanced market data, and margin lending - all for $5 a month.

Options
Debuted commission-free, mobile-first options trading for experienced customer groups.

2018

Crypto
Launched commission-free cryptocurrency trading across several top coins including Bitcoin, Ethereum, and Dogecoin - all without requiring a hardware wallet.

2019

News & Education
Reimagined financial information with a weekly newsletter, daily podcast, personalized in-app newsfeed, and a new educational website, Robinhood Learn.

Cash Management
Offered customers no-fee debit and virtual cards with a competitive interest rate on uninvested cash.

Fractional Shares
Removed an additional barrier to entry in the financial markets by allowing customers to start investing with as little as $1.

2020

Recurring Investments
Provided customers with a tool to establish consistent investing habits by allowing automatic investments in stocks and ETFs on a recurring basis.

2021

IPO Access
Introduced a way for users to purchase shares in IPOs at IPO price - historically accessible only to institutional and sophisticated investors - using a randomized allocation process to ensure fairness for all.

Say Technologies
Gave retail shareholders the ability to communicate with firms of which they own shares through crowdsourcing retail investor questions and introduced technology-driven proxy voting and polling capabilities.

2022

Higher Yields on Gold Cash Sweep
Introduced higher yields on Cash Sweep balances for Robinhood Gold customers, providing access to another wealth creation tool.

Cash Card
Launched a no-fee debit card with investable weekly round-ups, instant savings at select retailers, and access to direct deposits up to two days early - all linked to a convenient spending account.

Retirement
Created the first IRA with a match, allowing customers without access to a match on retirement savings through their employers to build wealth for the future.

YTD 2023[1]

24 Hour Market
Became the first US brokerage to launch 24/5 trading of select symbols, allowing our customers to invest on their own schedules.

Robinhood Credit Card
Acquired X1, an innovative and technology-first credit card company to accelerate the development of a compelling credit offering for our customers.

Robinhood Wallet & Connect
Fully rolled out Robinhood Wallet, a self-custody Web3 wallet, as well as Robinhood Connect, a seamless and low-cost on ramp to all things web3.

	2015 - 2017	2018	2019	2020	2021	2022	YTD 2023[1]
NCFA *in millions*	1.9	3.3	5.1	12.5	22.7	23.0	23.3
AUC *(in billions)*	$5	$8	$14	$63	$98	$62	$87

(1) Through Q3 2023.

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We’ve continued to deliver on our aggressive roadmap in 2023 Brokerage MoneyCrypto Corporate Event 6 (1) Robinhood 24 Hour Market was made available to 100% of customers in July 2023. (2) X1 transaction closed on July 3, 2023, for ~$104 million in cash, comprised of an estimated entity value of ~$90 million and net cash of ~$14 million. (3) Up to 4.90% from 4.65%. (4) Added 9 symbols in August 2023 and 43 in September 2023, bringing total to 95 symbols through Q3 2023. 1

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 19 89 19 91 19 93 19 95 19 97 19 99 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 Ju n-2 3 $6 $49 $24 $8 26 and under 27 - 42 43 - 58 59 and up US household wealth is moving towards Robinhood’s core customer demographic Share of US household wealth by generation1 Distribution of AUC at Robinhood by age2 in billions Silent Generation & Up Baby Boomers Generation X Millennials Median Robinhood Customer Age2: 34 Generation Alpha & Generation Z % of NCFA2 21% 52% 21% 6% Silent Generation & Older Baby Boomers Generation X Millennials & Younger 7(1) Data from St. Louis Federal Reserve as of June 2023. (2) As of September 30, 2023. 1

US Rest of World3 ~8 Billion People We believe we have a significant global opportunity The share of US households with stock holdings has increased by ~10% since Robinhood was founded in 20131 8 49% 52% 53% 58% 2013 2016 2019 2022 Robinhood’s 23.3M NCFA2 represents ~9% of US adults3 (1) Data from Federal Reserve. (2) As of September 30, 2023. (3) US population estimate from US Census Bureau as of July 2022. Adult defined as any individual 18 years of age or older. (4) Based off global population estimate from United Nations as of November 2022. ~4% of Global Population4 Billions of potential customers outside of the US 1

Our strong brand and innovative products translate to robust organic asset growth and customer retention Net Deposits $66 $109 $103 $59 $77 2019 2020 2021 2022 LTM Sep-23 Average Revenue per User (ARPU)1 Assets Under Custody (AUC) Customer Retention Rate1 9 85% 88% 84% 96% 97% 2019 2020 2021 2022 LTM Sep-23 2 (1) Refer to Appendix for full definitions and calculations of growth rate, Average Revenue per User and Customer Retention Rate. Growth Rate (%)1 in billions in billions $14 $63 $98 $62 $87 2019 2020 2021 2022 LTM Sep-23 $4 $31 $27 $18 $17 NM NM 43% 19% 27% 2019 2020 2021 2022 LTM Sep-23

$171 $720 $1,402 $814 $771 $71 $177 $257 $424 $860 $36 $62 $156 $120 $143 $278 $959 $1,815 $1,358 $1,774 2019 2020 2021 2022 LTM Sep-23 We believe we can continue growing and diversifying our revenues Transaction-Based Revenues1 Other Revenues3Net Interest Revenues2 in millions 13% 26% 61% 7% 18% 75% 9% 14% 77% 9% 31% 60% 8% 49% 43% Retirement Credit Card Futures Advisory International Gold Near-term growth and diversification opportunities 10 (1) Primarily driven by equity, option, and crypto notional volumes. (2) Primarily driven by interest earning assets balance and interest rates. (3) Primarily driven by Gold subscriptions, proxy revenues, and ACATs. 3

61% 75% 77% 60% 43% 26% 18% 14% 31% 49% 13% 7% 9% 9% 8% 2019 2020 2021 2022 LTM Sep-23 Our business model is naturally hedged through market cycles between transaction- based and net interest revenues (1) Data from Cboe Exchange, Inc. (2) Data from New York Federal Reserve. (3) Defined as total net revenues for a given period divided by the average of AUC on the last day of that period and the last day of the immediately preceding period. Our revenue profile evolves through cyclesTrading activity and interest rates tend to move in opposite directions Y/Y Change in Average Effective Federal Funds Rate (bps)2 Y/Y Change in Total US Equity Notional Volumes (%)1 32 (179) (29) 162 381 (10%) 50% 17% 1% (17%) 2019 2020 2021 2022 LTM Sep-23 Transaction-Based Revenues Other RevenuesNet Interest Revenues Total Net Revenues in millions $278 $1,774 $1,358 $1,815 $959 11 4

($74) $154 $33 ($94) $485 (27%) 16% 2% (7%) 27% 2019 2020 2021 2022 LTM Sep-23 We are focused on continuing to drive profitable growth Total Net Revenues Adjusted EBITDA1 Adjusted Operating Expenses1 12 in millionsin millions 5 in millions SBC as a Percentage of Total Net Revenues2 (1) Adjusted Operating Expenses, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Refer to Appendix for the reconciliation of Adjusted Operating Expenses, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP measures, total operating expenses, net income (loss), and net margin, respectively. (2) Defined as SBC excluding 2021 Founders Award Cancellation divided by total net revenues for a given period. Adjusted EBITDA Margin (%)1 $278 $959 $1,815 $1,358 $1,774 2019 2020 2021 2022 LTM Sep-23 $357 $819 $1,829 $1,533 $1,381 2019 2020 2021 2022 LTM Sep-23 87% 48% 26% 2021 2022 LTM Sep-23 EPS ($) ($7.49) ($1.17) ($0.82) $400M+ +31% ($150M+) (10%) $550M+

We are well positioned to deploy capital We have over $5B in corporate cash and investments1 on our balance sheet... ...and have generated $485M of Adjusted EBITDA2 on a LTM basis... in billions in millions ...providing us with flexibility to use excess cash to grow our business and drive shareholder value $6.2 $6.3 $5.9 $6.3 $5.4 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 $47 $82 $115 $151 $137 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Our capital deployment YTD 2023: § Acquired X1, allowing us to accelerate the development of a Robinhood credit offering for our 23M+ customers § Bought 55M+ of our shares Future opportunities: § Organic growth § M&A § Shareholder capital returns 13 6 (1) As of September 30, 2023. For more information on our investments, see Note - Investments and Fair Value Measurement, to our unaudited condensed consolidated financial statements in our Q3 2023 10-Q. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to Appendix for the reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income (loss).

1. Bold mission and industry-leading innovation have led to 23M+ customer base

2. Robust organic asset growth of ~20% on an annualized basis[1]

3. Growing and diversified annual revenues approaching $2B

4. Natural hedges between transaction-based and net interest revenues

5. Expense discipline driving operating leverage and increasing Adjusted EBITDA

6. Strong balance sheet and cash generation provide flexibility to deploy capital

Note: Figures reflective of performance over the last twelve months ended September 30, 2023.
(1) Relative to prior period AUC. Refer to Appendix for full definition and annualized growth rate calculation.

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Appendix

Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations 16 in millions 2019 2020 2021 2022 LTM Sep-23 Net income (loss) ($107) $7 ($3,687) ($1,028) ($737) Net margin1 (38%) 1% (203%) (76%) (42%) Add: Interest expenses related to credit facilities 1 5 20 24 23 Add: Provision for (benefit from) income taxes (1) 6 2 1 7 Add: Depreciation and amortization 6 10 26 61 71 EBITDA (non-GAAP) ($101) $28 ($3,639) ($942) ($636) Add: SBC 2021 Founders Award Cancellation - - - - 485 SBC excluding 2021 Founders Award Cancellation 27 24 1,572 654 465 Add: Change in fair value of convertible notes and warrant liability - - 2,045 - - Add: Impairment of Ziglu equity securities - - - 12 12 Add: Restructuring charges - - - 105 (2) Add: Significant legal and tax settlements and reserves - 102 55 20 104 Add: Q4 2022 Processing Error - - - 57 57 Adjusted EBITDA (non-GAAP) ($74) $154 $33 ($94) $485 Adjusted EBITDA Margin (non-GAAP)2 (27%) 16% 2% (7%) 27% (1) Net margin is calculated as net income (loss) divided by total net revenues for a given period. (2) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by total net revenues for a given period.

Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (Continued) 17(1) Net margin is calculated as net income (loss) divided by total net revenues for a given period. (2) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by total net revenues for a given period. in millions Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Net income (loss) ($175) ($166) ($511) $25 ($85) Net margin1 (48%) (44%) (116%) 5% (18%) Add: Interest expenses related to credit facilities 6 6 6 5 6 Add: Provision for (benefit from) income taxes 1 (2) 2 (3) 10 Add: Depreciation and amortization 15 17 20 15 19 EBITDA (non-GAAP) ($153) ($145) ($483) $42 ($50) Add: SBC 2021 Founders Award Cancellation - - 485 - - SBC excluding 2021 Founders Award Cancellation 110 160 113 109 83 Add: Change in fair value of convertible notes and warrant liability - - - - - Add: Impairment of Ziglu equity securities - 12 - - - Add: Restructuring charges 90 (2) - - - Add: Significant legal and tax settlements and reserves - - - - 104 Add: Q4 2022 Processing Error - 57 - - - Adjusted EBITDA (non-GAAP) $47 $82 $115 $151 $137 Adjusted EBITDA Margin (non-GAAP)2 13% 22% 26% 31% 29%

Adjusted Operating Expenses Reconciliation 18 in millions 2019 2020 2021 2022 LTM Sep-23 Total operating expenses (GAAP) $384 $945 $3,456 $2,369 $2,490 Less: SBC 2021 Founders Award Cancellation - - - - 485 SBC excluding 2021 Founders Award Cancellation 27 24 1,572 654 465 Less: Restructuring charges - - - 105 (2) Less: Q4 2022 Processing Error - - - 57 57 Less: Significant legal and tax settlements and reserves - 102 55 20 104 Adjusted Operating Expenses (non-GAAP) $357 $819 $1,829 $1,533 $1,381

Definitions 19 Performance Metrics Net Cumulative Funded Accounts (“NCFA”) We define “Net Cumulative Funded Accounts” as New Funded Accounts less Churned Accounts plus Resurrected Accounts (each as defined below). We define a “New Funded Account” as a Robinhood Account into which the user makes an initial deposit, money transfer or asset transfer, of any amount, during the relevant period. We define a "Robinhood Account" as a unique log-in that provides the account user access to any and all of the products offered on the Robinhood platform, with the exception of Robinhood Credit. A Robinhood Account is considered “Churned” if it was ever a New Funded Account whose account balance (measured as the fair value of assets in the account less any amount due from the user and excluding certain Company-initiated Credits) drops to or below zero for at least 45 consecutive calendar days. Negative balances typically result from Fraudulent Deposit Transactions (as defined below) and unauthorized debit card use, and less often, from margin loans. "Company-initiated Credits" are amounts that are deposited into a Robinhood Account by the Company with no action taken by the user. Examples of Company-initiated Credits excluded for purposes of identifying Churned Accounts and Resurrected Accounts are price correction credits, related interest adjustments, and fee adjustments. “Fraudulent Deposit Transactions” occur when users initiate deposits into their accounts, make trades on our platform using a short-term extension of credit from us, and then repatriate or reverse the deposits, resulting in a loss to us of the credited amount. A Robinhood Account is considered “Resurrected” in a stated period if it was a Churned Account as of the end of the immediately preceding period and its balance (excluding certain Company-initiated Credits) rises above zero. Accounts held by Robinhood Credit customers who a) had a credit balance or transaction during the relevant period and b) did not already have a Robinhood Account, are also considered New Funded Accounts. Assets Under Custody (“AUC”) We define “Assets Under Custody” as the sum of the fair value of all equities, options, cryptocurrency and cash held by users in their accounts, net of receivables from users, as of a stated date or period end on a trade date basis. Net Deposits and net market gains (losses) drive the change in AUC in any given period. Net Deposits We define “Net Deposits” as all cash deposits and asset transfers received from customers, net of reversals, customer cash withdrawals, and other assets transferred out of our platform (assets transferred in or out include debit card transactions, Automated Customer Account Transfer Service (“ACATS”) transfers, and custodial crypto wallet transfers) for a stated period. Growth Rate and Annualized Growth Rate with respect to Net Deposits When used with respect to Net Deposits, "growth rate" and "annualized growth rate" provide information about Net Deposits relative to total AUC. "Growth rate" is calculated as aggregate Net Deposits over a specified 12-month period, divided by AUC for the fiscal quarter that immediately precedes such 12-month period. "Annualized growth rate" is calculated as Net Deposits for a specified quarter multiplied by 4 and divided by AUC for the immediately preceding quarter. Average Revenue per User (“ARPU”) We define “Average Revenue per User” as total revenue for a given period divided by the average of Net Cumulative Funded Accounts on the last day of that period and the last day of the immediately preceding period. Customer Retention Rate We define “Customer Retention Rate” as Net Cumulative Funded Accounts on the last day of a given period less New Funded Accounts for that period, divided by Net Cumulative Funded Accounts on the last day of the immediately preceding period.

Definitions (Continued) 20 Non-GAAP Financial Measures We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance. In addition to total net revenues, net income (loss) and other results under GAAP, we utilize Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Operating Expenses. This non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in this Appendix. Adjusted EBITDA Adjusted EBITDA is defined as net income (loss), excluding (i) interest expenses related to credit facilities, (ii) provision for (benefit from) income taxes, (iii) depreciation and amortization, (iv) share-based compensation, (v) change in fair value of convertible notes and warrant liability, (vi) significant legal and tax settlements and reserves, and (vii) other significant gains, losses, and expenses (such as impairments, restructuring charges, and business acquisition- or disposition-related expenses) that we believe are not indicative of our ongoing results. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, Adjusted EBITDA is a key measurement used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. Adjusted EBITDA Margin Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by total net revenues. The most directly comparable GAAP measure is net margin (calculated as net income (loss) divided by total net revenues). We believe Adjusted EBITDA Margin provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Adjusted EBITDA Margin is used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. Adjusted Operating Expenses Adjusted Operating Expenses is defined as GAAP total operating expenses minus (i) share-based compensation (or SBC), (ii) significant legal and tax settlements and reserves, and (iii) other significant expenses (such as impairments, restructuring charges, and business acquisition- or disposition-related expenses) that we believe are not indicative of our ongoing expenses. The amount and timing of the excluded items are unpredictable, are not driven by core results, of operations, and render comparisons with prior periods less meaningful. We believe Adjusted Operating Expenses provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our cost structure. Adjusted Operating Expenses is used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. Impairment of Ziglu equity securities Partially as a result of the termination of the stock purchase agreement, which occurred in February 2023, the advances made to Ziglu Limited accounted for as non-marketable equity securities were impaired to a carrying value of zero. Q4 2022 Processing Error Delays in notification from third parties and process failures within Robinhood’s brokerage systems and operations in connection with the handling of a 1-for-25 reverse stock split transaction of Cosmos Health, Inc. (“COSM”), a NASDAQ-listed company, on December 16, 2022, allowed customers, for a limited time, to execute trades selling more shares than they held in their accounts. This caused a temporary short position in that ticker symbol which Robinhood covered out of corporate cash within the same trading day. The resulting loss of $57 million is recorded within brokerage and transaction in the consolidated statement of operations. 2021 Founders Award Cancellation The February 2023 cancellation of co-founders Vlad Tenev and Bajiu Bhatt's 2021 pre-IPO market based restricted stock awards, which consisted of 35.5 million unvested shares and resulted in a one-time $485 million non-cash accounting charge.